UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8—K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 4, 2007
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation)	001-09235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio (Address of Principal Executive Offices)	45334-0629 (Zip Code)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On April 9, 2007, Thor Industries, Inc. (the “Company”) issued a press release announcing that on April 4, 2007 the Company’s Board of Directors, acting upon the recommendation of the Audit Committee and management, concluded that the Company’s previously issued consolidated financial statements relating to the fiscal years 2004, 2005 and 2006 and the quarter ended October 31, 2006 contained in the Company’s filings with the SEC, including related reports of its independent registered public accounting firm, Deloitte & Touche LLP, and press releases, should no longer be relied upon. Although the Company believes it has identified the relevant periods affected, the periods could change due to the final findings of the previously announced and ongoing internal investigation by the Audit Committee of the Board of Directors regarding accounting issues at the Company’s Dutchmen Manufacturing, Inc. operating subsidiary.
     As soon as reasonably practicable after conclusion of the Audit Committee’s investigation, the Company plans to restate its consolidated financial statements for the fiscal years 2004, 2005 and 2006 in an amendment to its Annual Report on Form 10-K for the fiscal year ended July 31, 2006 and to restate its consolidated financial statements for the period ended October 31, 2006 in an amendment to its Quarterly Report on Form 10-Q for the quarter ended October 31, 2006. Management is assessing the results of the internal investigation and the effect of the restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. Until completion of the internal investigation and the restatement process, management will not reach a final conclusion with respect to the Company’s internal control over financial reporting and its disclosure controls and procedures, including prior assessments thereof.
     The Company’s management and the Audit Committee of the Board of Directors of the Company have discussed the matters described in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.
     A copy of the Company’s April 9, 2007 press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     This report includes “forward looking statements” that involve uncertainties and risks. There can be no assurance that actual results will not differ from the Company’s expectations. Factors which could cause materially different results include, among others, the risk that the final conclusion of the Audit Committee’s investigation could result in a determination that the effect of the issues under review are materially greater or lesser than the Company currently believes to be the case; the risk that the investigation could take longer than expected because of unanticipated issues; the Company’s ability to become current in its filings with the Securities and Exchange Commission; additional issues that may arise in connection with the Audit Committee’s ongoing investigation or the audit by the Company’s independent public accounting firm; and other risks and uncertainties discussed more fully in the Company’s SEC filings, including those discussed under Item 1A. “Risk Factors” in the Company’s Form 10-K for the fiscal year ended July 31, 2006, and in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Form 10-Q for the quarter ended October 31, 2006. The Company disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this report, except as required under federal securities laws.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated April 9, 2007, issued by the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: April 9, 2007	By:	/s/ Walter Bennett
		Name:	Walter Bennett
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of press release, dated April 9, 2007, issued by the Company.

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